UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ____________________

                                    FORM 8-K

                              ____________________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 11, 2005

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                     001-31256                 52-2103926
(State or other jurisdiction    (Commission file number)      ( I.R.S. employer
     of incorporation)                                       identification no.)

     102 SOUTH WYNSTONE PARK DRIVE
       NORTH BARRINGTON, ILLINOIS                                   60010
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the
                Exchange Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act
                (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
                under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE.

         As a result of the surrender of a number of insurance policies by a single customer of Clark, Inc. (the "Company") in December 2004, the Company will cease receiving commissions and related payments in respect of such surrendered insurance policies. The Company estimates that the amount of such commissions and related payments is approximately $1 million per year, which is less than one percent of the Company's renewal commission revenues in 2004.

         The right to the commissions and related payments related to the surrendered policies had been sold to CBC Insurance Revenue Securitization, LLC ("CBC Securitization"), an affiliate of the Company, in connection with a securitization transaction pursuant to which CBC Securitization issued $305 million aggregate principal amount of Notes (the "Notes") in November 2002 (the "2002 Securitization"). The Notes are generally non-recourse to the Company. As a result of the above-described surrender, the amount of commissions and related payments included in the 2002 Securitization will be directed solely to the payment of principal and interest on the Notes and related administration fees and expenses associated with the 2002 Securitization until such time as the Reserve Account established as part of the 2002 Securitization is replenished.

         While CBC Securitization generated an average of $544,000 per quarter in 2004 in residual cash flow available for distribution to the Company, as a result of the surrender the Company currently does not expect any such residual cash flow until such time as the Reserve Account is replenished. Such amounts will instead be directed to repaying principal on the Notes and to fund the Reserve Account.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CLARK, INC.


Date:  February 14, 2005                By:/s/ Jeffrey W. Lemajeur
                                           -------------------------------------
                                           Jeffrey W. Lemajeur
                                           Chief Financial Officer

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